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                                                                    EXHIBIT 10.8

                                                                  EXECUTION COPY


                                 AMENDMENT NO. 5
                         TO MASTER REPURCHASE AGREEMENT

      Amendment No. 5, dated as of July 7, 2003 (this "Amendment"), between CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL, LLC (the "Buyer"), THE NEW YORK MORTGAGE COMPANY, LLC (the "Seller") and STEVEN B. SCHNALL and JOSEPH V. FIERRO (the "Guarantors").


                                    RECITALS

      The Buyer, the Seller and the Guarantors are parties to that certain Master Repurchase Agreement, dated as of October 2, 2002, as amended by Amendment No. 1, dated as of December 4, 2002, Amendment No. 2, dated as of February 20, 2003, Amendment No. 3, dated as of April 22, 2003, and Amendment No. 4, dated as of July 1, 2003 (the "Existing Repurchase Agreement"; as amended by this Amendment, the "Repurchase Agreement"). The Guarantors are party to that certain Guaranty (as amended, the "Guaranty"), dated October 2, 2002 by the Guarantors in favor of Buyer. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

      The Buyer, the Seller and the Guarantors have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement. As a condition precedent to amending the Existing Master Repurchase Agreement, the Buyer has required the Guarantors to ratify and affirm the Guaranty on the date hereof.

      Accordingly, the Buyer, the Seller and each Guarantor hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended, and the Guaranty is hereby ratified and affirmed through and including the Termination Date, as follows:

      SECTION 1. Additional Increased Maximum Aggregate Purchase Price Period. For purposes of this Amendment, this Section 1 will be effective only during the Additional Increased Maximum Aggregate Purchase Price Period.

      1.1 Definitions.

            (a) Section 2 of the Existing Repurchase Agreement is hereby temporarily amended by adding the following defined terms, which amendment shall be effective solely during the Additional Increased Maximum Aggregate Purchase Price Period (as defined below):

      "Additional Increased Aggregate Purchase Price" means FIVE MILLION DOLLARS ($5,000,000).

      "Additional Increased Maximum Aggregate Purchase Price Period" shall mean the period beginning on July 7, 2003 through and including July 13, 2003.
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            (b) Section 2 of the Existing Repurchase Agreement is hereby temporarily amended by deleting the definition of "Maximum Aggregate Purchase Price" in its entirety and replacing it with the following language, which amendment shall be effective solely during the Additional Increased Maximum Aggregate Purchase Price Period:

      "Maximum Aggregate Purchase Price" means the sum of (a) the Standard Aggregate Purchase Price plus (b) the Increased Aggregate Purchase Price plus
(c) the Additional Increased Aggregate Purchase Price, which shall equal ONE HUNDRED FIVE MILLION DOLLARS ($105,000,000).

      SECTION 2. Conditions Precedent. This Amendment shall become effective on July 7, 2003 (the "Amendment Effective Date"), subject to the satisfaction of the following conditions precedent:

      2.1 Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

            (a) this Amendment, executed and delivered by each Guarantor and a duly authorized officer of the Buyer and Seller; and

            (b) such other documents as the Buyer or counsel to the Buyer may reasonably request.

      SECTION 3. Representations and Warranties. The Seller hereby represents and warrants to the Buyer that they are in compliance with all the terms and provisions set forth in the Repurchase Agreement on their part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirm and reaffirm the representations and warranties contained in
Section 13 of the Repurchase Agreement.

      SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. The amendments set forth in this Amendment shall expire upon the expiration of the Additional Increased Maximum Aggregate Purchase Price Period at which time the definition of Maximum Aggregate Purchase Price shall revert to that set forth in the Existing Repurchase Agreement.

      SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

      SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

      SECTION 7. Reaffirmation of Guaranty. Each Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges



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and agrees that such Guaranty shall apply to all of the Obligations under the
Master Repurchase Agreement, as it may be amended, modified and in effect, from time to time.

                          [SIGNATURE PAGE FOLLOWS]




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            IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:                                 CREDIT SUISSE FIRST BOSTON MORTGAGE
                                       CAPITAL LLC,
                                       AS BUYER



                                       By: /s/ Jeffrey S. Detwiler
                                          ____________________________________
                                          Name:  Jeffrey S. Detwiler
                                          Title:





Seller:                                THE NEW YORK MORTGAGE COMPANY, LLC,
                                       AS SELLER



                                       By: /s/ Steven B. Schnall
                                          ____________________________________
                                          Name:  Steven B. Schnall
                                          Title: President


Guarantor:
                                    /s/ Steven B. Schnall
                                    __________________________________________
                                    STEVEN B. SCHNALL


Guarantor:

                                    /s/ Joseph V. Fierro
                                    __________________________________________
                                    JOSEPH V. FIERRO